EXHIBIT 10.15(e)

Execution Version

FIFTH AMENDMENT
TO NOTE PURCHASE AND GUARANTEE AGREEMENT
This Fifth Amendment to Note Purchase and Guarantee Agreement (this “Amendment”), dated as of February 24, 2017, is made by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), and each of the institutions set forth on the signature pages to this Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement dated as of December 27, 2012 (as amended, amended and restated, supplemented or otherwise modified, the “Note Purchase Agreement”), pursuant to which the Company issued (i) U.S. $150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017, (ii) U.S. $225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019, (iii) U.S. $275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022 and (iv) U.S. $150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024 (collectively, the “Notes”).
B.    The Obligors and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.
C.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.
D.    All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, the Obligors and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

4229563

SECTION 1.	AMENDMENTS TO NOTE PURCHASE AGREEMENT.
Subject to the terms and conditions set forth herein, the Note Purchase Agreement (exclusive of Schedules thereto) is amended as follows:
(a)    Section 7.2(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.3 or Section 10.6 through Section 10.10, inclusive, during the quarterly or annual period covered by the statements then being furnished (including (x) with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence and (y) beginning with the fiscal quarter ending December 31, 2016, the quarterly EBITDA associated with the Obligors’ Capital Services business group for each of the preceding four fiscal quarters ended as of the fiscal quarter or fiscal year end covered by such certificate, continuing until such business group is sold). In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 24.3) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and
(b)    Section 9.10 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
Section 9.10.    Maintenance of Rating on Notes    . The Company will at all times maintain a rating by a Designated Rating Agency on the Notes. The Company shall notify each holder of a Note in writing of any change in, or withdrawal of, the rating on the Notes, and of its receipt of any written notice that such a change or withdrawal is likely to occur (and of any resulting obligation to pay the fee pursuant to Section 9.12(a)) promptly, and in any event within 5 days, thereafter.
(c)    Section 9.11 of the Note Purchase Agreement is hereby amended by adding a new clause (f) to read as follows:
(f)    Further to the provisions of Section 9.11(e), from and after the Fifth Amendment Effective Date, the Obligors agree that the restrictions on share repurchases added to Section 7.06 in each of the Credit Agreements on or about such date are hereby incorporated by reference into this Agreement, mutatis mutandis, as if set forth in full herein. Specifically, from the Fifth Amendment Effective Date until the earlier to occur of (x) the date on which the Capital Services Business Sale has been consummated in full and (y) the date occurring on or after the termination of the purchase agreement in respect of the Capital Services Business Sale in accordance with its terms on which the Leverage Ratio is less than 3.00:1.00, neither the Company nor its Subsidiaries shall make any share repurchases. Such restriction on share repurchases shall be deemed to constitute an Incorporated Covenant for purposes of this Section 9.11.
    (d)    Section 9 of the Note Purchase Agreement is hereby amended by adding a new Section 9.12 to read as follows:
Section 9.12.    Payment of Certain Fees.
(a)    Investment Grade Rating. If at any time the Company fails to have an Investment Grade Rating on the Notes, the Obligors shall pay a fee (the “Rating Fee”) to each holder in an amount equal to 1.50% (150 bps) per annum (0.375% (37.50 bps) per quarter) of the aggregate principal amount of Notes held by such holder, payable within 30 days of the end of each fiscal quarter in which the Company failed to have such Investment Grade Rating; provided, that if at any time the Leverage Fee (defined in clause (b) below) payable pursuant to Section 9.12(b) is also payable, the Rating Fee payable pursuant to this Section 9.12(a) shall be an amount equal to 1.00% (100 bps) per annum (0.25% (25 bps) per quarter) of the aggregate principal amount of Notes held by such holder. For purposes of clarity, at any time that both the Rating Fee and Leverage Fee are payable, the aggregate fees payable under this Section 9.12 shall equal 1.50% (150 bps) per annum (0.375% (37.50 bps) per quarter).
(b)    Leverage Ratio. During the period beginning with the fiscal quarter ending December 31, 2016 and ending December 31, 2017, if the Leverage Ratio as of the last day of any fiscal quarter exceeds 3.00 to 1.00, the Obligors shall pay a fee (the “Leverage Fee”) to each holder of the Notes equal to 0.50% (50 bps) per annum (0.125% (12.5 bps) per quarter) of the aggregate principal amount of Notes held by such holder, payable with respect to the fiscal quarter in which such ratio exceeded 3.00:1.00 on the date of delivery of corresponding financial statements pursuant to Section 7.1(a) or Section 7.1(b) and, in any event, not later than the last date such financial statements are required to be delivered, if not earlier delivered. Payment of the Leverage Fee shall not excuse or cure any Default or Event of Default arising from the Obligors’ failure to comply with the terms of Section 10.7.
(c)    Any fee payable pursuant to Section 9.12(a) or Section 9.12(b) shall be in addition to any increased interest payable at any applicable Default Rate and any other amount due in connection with an Event of Default.
    (e)    Section 9 of the Note Purchase Agreement is hereby further amended by adding a new Section 9.13 to read as follows:
Section 9.13.    Prepayment in Connection with Capital Services Business Sale. (a) The Obligors shall apply the net proceeds of the Capital Services Business Sale to prepay Senior Indebtedness outstanding under this Agreement, the 2015 NPA, the 2015 Term Loan Agreement, the Existing Credit Agreement, the Revolving Credit Facility and the Bilateral Revolving Credit Agreements (the “Specified Facilities”) on a pro rata basis, based on the outstanding principal amount thereunder as of the last day of the fiscal quarter immediately preceding the closing of the Capital Services Business Sale (such pro rata portion of net proceeds applicable to the Notes, herein the “Ratable Amount”) in accordance with this Section 9.13.

The Obligors shall, promptly (and in any event within five (5) Business Days) following the closing of the Capital Services Business Sale, make a written offer to prepay the Notes in an aggregate amount equal to the Ratable Amount (which Ratable Amount shall include interest accrued to the date of prepayment), but without the Make-Whole Amount, and specifying a prepayment date that is not later than 30 days following the closing of the Capital Services Business Sale. Such offer of prepayment shall be made pro rata among all of the Notes under this Agreement, without regard to series (unless a holder of the Notes or a holder of 2015 Notes declines all or a portion of its pro rata share of such prepayment at par, in which case, such declined amount shall be offered on a pro rata basis to the holders of Notes and holders of 2015 Notes that have accepted such offer of prepayment). The initial offer to prepay the Notes shall be made pursuant to Section 8.5 of this Agreement. With respect to the aggregate pro rata portion of the net proceeds payable under the 2015 Term Loan Agreement, the Existing Credit Agreement, the Revolving Credit Facility and the Bilateral Revolving Credit Agreements, the Company shall determine the allocation as among such Specified Facilities. Notwithstanding the foregoing, to the extent any net proceeds of the Capital Services Business Sale offered to the holders of the Notes for prepayment are ultimately declined for prepayment (for clarity, after any declined proceeds are re-offered to the holders of Notes and holders of 2015 Notes that have accepted the initial offer of prepayment, as provided above), the amount of such declined proceeds shall be applied by the Obligors to prepay Senior Indebtedness outstanding under the other Specified Facilities, as determined by the Company.
(b)    On the date that the Obligors receive the proceeds from the Capital Services Business Sale, the Ratable Amount of such proceeds allocable to the Notes shall be deposited, in cash, into a segregated deposit account of the Company at a bank that is not a lender to the Obligors or their Subsidiaries (under any of the Specified Facilities or otherwise), and such funds shall remain in such account for the benefit of the holders until the prepayment required under this Section 9.13 is made.

    (f)    Section 10.2 of the Note Purchase Agreement is hereby amended by adding the following sentence at the end thereof:
The Capital Services Business Sale shall be deemed a conveyance permitted under this Section 10.2 and, notwithstanding anything to the contrary contained herein, CB&I Government Solutions, Inc. and CB&I Environmental & Infrastructure, Inc. shall be released automatically from their obligations under the Subsidiary Guarantee concurrent with, and conditioned upon, their ceasing to be Subsidiaries of the Obligors upon the consummation of the Capital Services Business Sale.
(g)    Section 10.7 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
Section 10.7.    Leverage Ratio. The Parent Guarantor shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Parent Guarantor and its Subsidiaries as of any date of determination (but excluding Excluded JV Indebtedness) to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered to exceed the lesser of:
(a)    3.00:1.00; provided that beginning December 31, 2016, and ending on the earlier of (x) December 31, 2017 and (y) the last day of the first fiscal quarter in which the 45th-day immediately following the closing of the Capital Services Business Sale occurs, the foregoing ratio of 3.00:1.00 shall be increased to 3.50:1.00, and
(b)    the level required to be maintained under a similar leverage covenant contained in any Credit Agreement for such applicable fiscal period.
For purposes of this Section, if during the period of calculation any Obligor or any Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.
The Leverage Ratio shall be calculated as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness (but excluding Excluded JV Indebtedness) as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to acquisitions and disposals, if any, as provided in the preceding paragraph.
(h)    Section 10.8 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
Section 10.8.    Consolidated Net Worth    . The Parent Guarantor shall not permit its Consolidated Net Worth at any time on or after December 31, 2016 to be less than (a) the sum of (x) eighty-five percent (85%) of the actual net worth of the Parent Guarantor and its Subsidiaries on a consolidated basis as of December 31, 2016 (after giving effect to write downs associated with the Capital Services Business Sale) plus (y) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on March 31, 2017, less (b) a one-time non-cash tax expense resulting from the tax gain on the Capital Services Business Sale, taken at the time of such sale, not to exceed $150,000,000. Notwithstanding the foregoing, in no event shall Consolidated Net Worth of the Parent Guarantor required by this Section 10.8 as of December 31, 2016 be less than $1,200,000,000.

SECTION 2.	AMENDMENTS TO DEFINED TERMS.
Schedule B to the Note Purchase Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:
“2015 Notes” means the Company’s U.S. $200,000,000 4.53% Senior Notes due July 30, 2025 issued under the 2015 NPA.

“2015 NPA” means the Note Purchase Agreement dated as of July 22, 2015 between the Company, the Parent Guarantor and the Purchasers named therein, as amended, restated, assumed, supplemented or otherwise modified from time to time.
“Bilateral Revolving Credit Agreements” means the following revolving credit facilities (i) a revolving credit facility of up to $263,000,000 between the Parent Guarantor and Intesa San Paolo, (ii) a revolving credit facility of up to $100,000,000 between the Parent Guarantor and SunTrust Bank, (iii) a revolving credit facility of up to $50,000,000 between the Parent Guarantor and Santander and (iv) a revolving credit facility of up to $50,000,000 between the Parent Guarantor and National Bank of Kuwait.
    “Capital Services Business Sale” means the sale by the Parent Guarantor of all or substantially all of its Capital Services group business.
“DBRS” means DBRS, Inc. or its successors.
“Designated Rating Agency” means any of DBRS, S&P, Moody’s or Fitch.
“Existing Credit Agreement” means the Credit Agreement dated as of October 28, 2013 by and among the Company, the Parent Guarantor and certain Subsidiaries parties thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, as amended by Amendment No. 1 thereto dated as of June 11, 2014; Amendment No. 2 thereto dated as of December 31, 2014; Amendment No. 3 thereto dated as of July 8, 2015 and as may by further amended, restated, supplemented or otherwise modified from time to time.
“Fifth Amendment Effective Date” means February 24, 2017.
“Fitch” means Fitch IBCA, Inc. or its successors.
“Investment Grade Rating” means a senior unsecured long term debt rating with respect to the Notes of (a) “BBB (low)” or better by DBRS, Inc., (b) “BBB-” or better by S&P, (c) “Baa3” or better by Moody’s, or (d) “BBB-” or better by Fitch (or an equivalent rating from any successor to any of the foregoing); provided that if at any time the Obligors hold ratings from (i) two (but only two) of the foregoing rating agencies, the lower of such ratings shall apply, and (ii) three or more of the foregoing rating agencies, the second lowest of such ratings shall apply.
“Moody’s” means means Moody’s Investors Service, Inc. or its successors.
“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Company, or its successors.

SECTION 3.	REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.
To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Obligor represents and warrants to the Noteholders that:
(a)    this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(b)    the Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(c)    the execution, delivery and performance by such Obligor of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, any Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3(c);
(d)    as of the date hereof immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing;
(e)    no fee or form of other consideration is being paid or given to any lender under any outstanding Credit Agreement to consent to an amendment to any such Credit Agreement related to substantially similar matters referred to in this Amendment, other than (i) an increase in interest payable on the loans of 0.25% (25 bps) on the outstanding principal amount thereof and corresponding increases to applicable commitment and letter of credit fees at such times as the leverage ratio thereunder exceeds 3.00:1.00, and (ii) an amendment fee equal to 0.125% (12.5 bps) on the aggregate outstanding principal amount thereof held by the lenders consenting thereto, payable upon execution of such amendments; and
(f)    all of the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality, Material Adverse Effect or similar language in the text thereof) with the same force and effect as if made by such Obligor on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or due solely as a result of actions taken by the Obligors in accordance with the covenants set forth in the Note Purchase Agreement; and
(g)    the Subsidiary Guarantors executing this Amendment constitute all of the Subsidiary Guarantors as of the date hereof.

SECTION 4.	EFFECTIVENESS; CONDITIONS PRECEDENT.
This Amendment and the amendments to the Note Purchase Agreement provided in Sections 1 and 2 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    executed counterparts of this Amendment, duly executed by the Obligors and the holders of not less than 51% of the outstanding principal of the Notes and consented to by the Subsidiary Guarantors shall have been delivered to the Noteholders;
(b)    the representations and warranties of the Obligors set forth in Section 3 hereof are true and correct on and with respect to the date hereof;

(c)    the Obligors shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders in connection with the negotiation, preparation, approval, execution and delivery of this Amendment;
(d)    the Noteholders shall have received a copy of any amendment to each outstanding Credit Agreement incorporating substantially similar amendments to those contained in this Amendment;
(e)    each holder of a Note shall have received the Leverage Fee provided for in Section 9.12(b) of the Note Purchase Agreement (as amended hereby), payable in connection with the fiscal quarter ended December 31, 2016, on the aggregate outstanding principal amount of each Note held by such holder; and
(f)    in addition to the fee payable pursuant to Section 4(e) above, each holder of a Note shall have received a work fee in an amount equal to 0.20% (20 bps) on the aggregate outstanding principal amount of each Note held by such holder.

SECTION 5.	MISCELLANEOUS.
(a)    This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
(b)    Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under its Subsidiary Guarantee, and (iii) agrees that this Amendment and all documents delivered in connection herewith do not operate to reduce or discharge its obligations under the Note Purchase Agreement or its Subsidiary Guarantee.
(c)    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.
(d)    The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

(e)    This Amendment shall be governed by and construed in accordance with New York law.
[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first written above.
CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor
By: CHICAGO BRIDGE & IRON COMPANY B.V., as its Managing Director

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I, LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

A&B BUILDERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Treasurer

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Director/Legal Representative

CB&I EUROPE B.V.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CB&I POWER COMPANY B.V. (f/k/a/ CMP HOLDINGS B.V.)

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI CONSTRUCTORS PTY LTD

By:	/s/ Ian Michael Bendesh
	Name:	Ian Michael Bendesh
	Title:	Director

CBI ENGINEERING AND CONSTRUCTION
CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Tom Anderson
	Name:	Tom Anderson
	Title:	President

CBI OVERSEAS, LLC
By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I UK LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I MALTA LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

LUTECH RESOURCES LIMITED

By:	/s/ Jonathan Stephenson
	Name:	Jonathan Stephenson
	Title:	Secretary

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ H.M. Koese
	Name:	H. M. Koese
	Title:	Director

CBI NEDERLAND B.V.

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CBI COLOMBIANA S.A.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS INTERNATIONAL CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President – Finance – Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I TECHNOLOGY VENTURES, INC.
(f/k/a LUMMUS CATALYST COMPANY LTD.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

LUMMUS OVERSEAS CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Management Committee Member

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

LUMMUS TECHNOLOGY, INC.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	CFO & Treasurer

CBI SERVICES, LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

WOODLANDS INTERNATIONAL INSURANCE COMPANY

By:	/s/ Robert Havlick
	Name:	Robert Havlick
	Title:	Director

CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Follmer
	Name:	Godofredo Follmer
	Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
	Name:	Andreas Schwarzhaupt
	Title:	Managing Director

CB&I S.R.O.

By:	/s/ Jiri Gregor
	Name:	Jiri Gregor
	Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ James E. Bishop
	Name:	James E. Bishop
	Title:	General Manager

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

HORTON CBI, LIMITED

By:	/s/ James M. Brewer
	Name:	James M. Brewer
	Title:	Director

CB&I (NIGERIA) LIMITED

By:	/s/ Andy Dadosky
	Name:	Andy Dadosky
	Title:	Director

CB&I SINGAPORE PTE LTD.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CB&I NORTH CAROLINA, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW ALLOY PIPING PRODUCTS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I Walker LA, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I ENVIRONMENTAL & INFRASTRUCTURE, INC.
(f/k/a SHAW ENVIRONMENTAL, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CB&I OVERSEAS (FAR EAST) LTD.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

THE SHAW GROUP INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

LUMMUS GASIFICATION TECHNOLOGY LICENSING COMPANY

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I LAURENS, INC.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President – Global Tax

CB&I GOVERNMENT SOLUTIONS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW SSS FABRICATORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS)

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI US HOLDING COMPANY, INC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

CBI HOLDCO TWO, INC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI COMPANY BV

By:	/s/Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

This Agreement is hereby
accepted and agreed to as
of the date thereof.
AMERICAN HOME ASSURANCE COMPANY
NEW HAMPSHIRE INSURANCE COMPANY
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
COMMERCE AND INDUSTRY INSURANCE COMPANY
AIG PROPERTY CASUALTY COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY (SBM TO WESTERN NATIONAL LIFE INSURANCE COMPANY)
AMERICAN GENERAL LIFE INSURANCE COMPANY (SBM TO SUNAMERICA LIFE INSURANCE COMPANY)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
AMERICAN GENERAL LIFE INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: AIG Asset Management (U.S.), LLC, as investment adviser

By: /s/ David C. Patch
Name: David C. Patch
Title: Managing Director
We acknowledge that Commerce and Industry Insurance Company holds $15,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that American Home Assurance Company holds $10,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that AIG Property Casualty Company (f/k/a Chartis Property Casualty Company) holds $9,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that New Hampshire Insurance Company holds $9,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that The Insurance Company of the State of Pennsylvania holds $9,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that The United States Life Insurance Company in the City of New York holds $25,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that American General Life Insurance Company holds $29,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that The Variable Annuity Life Insurance Company holds $28,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.
We acknowledge that American General Life Insurance Company holds $20,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Midland National Life Insurance Company holds $32,050,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

EQUITRUST LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that EquiTrust Life Insurance Company holds $9,778,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

HORACE MANN LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Horace Mann Life Insurance Company holds $11,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that North American Company for Life and Health Insurance holds $15,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

SECURITY BENEFIT LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Sub‑Advisor

By:
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Security Benefit Life Insurance Company holds $14,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

WILTON REASSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Wilton Reassurance Company holds $3,800,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

TEXAS LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Texas Life Insurance Company holds $1,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Wilton Reassurance Life Company of New York holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

UNITED SERVICES AUTOMOBILE ASSOCIATION
CATASTROPHE REINSURANCE COMPANY
USAA CASUALTY INSURANCE COMPANY
USAA GENERAL INDEMNITY COMPANY
GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

By: /s/ James F. Jackson, Jr.
Name: James F. Jackson, Jr.
Title: Assistant Vice President
We acknowledge that United Services Automobile Association holds $10,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Catastrophe Reinsurance Company holds $6,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that USAA Casualty Insurance Company holds $5,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that USAA General Indemnity Company holds $2,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Garrison Property & Casualty Insurance Company holds $2,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

USAA LIFE INSURANCE COMPANY

By: /s/ James F. Jackson, Jr.
Name: James F. Jackson, Jr.
Title: Assistant Vice President
We acknowledge that USAA Life Insurance Company holds $12,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that USAA Life Insurance Company holds $45,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
METROPOLITAN LIFE INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

By: /s/ John Willis
Name: John Wills
Title: Senior Vice President and Managing Director

We acknowledge that Metropolitan Life Insurance Company holds $17,000,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that General American Life Insurance Company holds $7,000,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Metropolitan Life Insurance Company holds $15,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that General American Life Insurance Company holds $1,500,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
METLIFE INSURANCE K.K.
F/K/A METLIFE ALICO LIFE INSURANCE K.K.
by MetLife Investment Advisors, LLC, Its Investment Manager

AXIS REINSURANCE COMPANY
by MetLife Investment Advisors, LLC, its Investment Manager

METLIFE INSURANCE COMPANY USA
F/K/A METLIFE INSURANCE COMPANY OF CONNECTICUT
AND AS SUCCESSOR BY MERGER TO
METLIFE INVESTORS USA INSURANCE COMPANY
AND METLIFE INVESTORS INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

FIRST METLIFE INVESTORS INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

We acknowledge that MetLife Insurance K.K. holds $14,500,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Axis Reinsurance Company holds $7,372,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that MetLife Insurance Company USA holds $9,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that MetLife Insurance Company USA holds $9,500,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that First MetLife Investors Insurance Company holds $1,500,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By: /s/ Howard Stern
Name: Howard Stern
Title: Managing Director
We acknowledge that The Northwestern Mutual Life Insurance Company holds $30,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that The Northwestern Mutual Life Insurance Company holds $23,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By: /s/ Howard Stern
Name: Howard Stern
Title: Its Authorized Agent
We acknowledge that Northwestern Long Term Care Insurance Company holds $2,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY (F/K/A ING LIFE INSURANCE AND ANNUITY COMPANY)
VOYA INSURANCE AND ANNUITY COMPANY (F/K/A ING USA ANNUITY AND LIFE INSURANCE COMPANY)
RELIASTAR LIFE INSURANCE COMPANY

By: Voya Investment Management LLC, as Agent

By: /s/ Fitzhugh L. Wickham III
Name: Fitzhugh L. Wickham III
Title: Vice President
We acknowledge that Voya Retirement Insurance and Annuity Company holds $9,400,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Voya Insurance and Annuity Company holds $10,500,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Reliastar Life Insurance Company holds $5,100,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Voya Retirement Insurance and Annuity Company holds $9,400,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Voya Insurance and Annuity Company holds $10,500,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Reliastar Life Insurance Company holds $5,100,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

By: /s/ Thomas Cunningham
Name: Thomas Cunningham
Title: Vice President
We acknowledge that Fidelity & Guaranty Life Insurance Company holds $15,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Fidelity & Guaranty Life Insurance Company holds $15,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Fidelity & Guaranty Life Insurance Company holds $15,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President
We acknowledge that The Lincoln National Life Insurance Company holds $35,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that The Lincoln National Life Insurance Company holds $11,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President
We acknowledge that Lincoln Life & Annuity Company of New York holds $9,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Jason M.Comisar__________________________
Jason M. Comisar
Authorized Signatory
We acknowledge that Nationwide Life and Annuity Insurance Company holds $20,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Nationwide Life Insurance Company holds $5,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Barings LLC as its Investment Adviser

By: /s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director
We acknowledge that Massachusetts Mutual Life Insurance Company holds $7,900,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Massachusetts Mutual Life Insurance Company holds $8,600,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Massachusetts Mutual Life Insurance Company holds $8,950,0000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

C.M. LIFE INSURANCE COMPANY

By:	Barings LLC as its Investment Adviser

By: /s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director
We acknowledge that C.M. Life Insurance Company holds $1,100,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that C.M. Life Insurance Company holds $1,400,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that C.M. Life Insurance Company holds $1,050,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President
We acknowledge that United of Omaha Life Insurance Company holds $20,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

MUTUAL OF OMAHA INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President
We acknowledge that Mutual of Omaha Insurance Company holds $7,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

COMPANION LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: An Authorized Signer
We acknowledge that Companion Life Insurance Company holds $1,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

MODERN WOODMEN OF AMERICA

By: /s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head – Private Placements
We acknowledge that Modern Woodmen of America holds $10,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that Modern Woodmen of America holds $15,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: /s/ Jeffrey A. Fossell_____________________
Name: Jeffrey A. Fossell
Title: Authorized Signatory
We acknowledge that American Equity Investment Life Insurance Company holds $8,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that American Equity Investment Life Insurance Company holds $8,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

CMFG LIFE INSURANCE COMPANY
CUMIS INSURANCE SOCIETY, INC.

By:	MEMBERS Capital Advisors, Inc. Acting as Investment Advisor

By: /s/ Anne Finucane
Name: Anne Finucane
Title: Managing Director, Investments
We acknowledge that CMFG Life Insurance Company holds $5,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that CUMIS Insurance Society, Inc. holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that CMFG Life Insurance Company holds $5,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.
We acknowledge that CUMIS Insurance Society, Inc. holds $1,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof

LIFE INSURANCE COMPANY OF SOUTHWEST

By: /s/ Andrew Ebersole_____________________
Name: Andrew Ebersole
Title: Head of Private Placements

We acknowledge that Life Insurance Company of Southwest holds $7,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Life Insurance Company of Southwest holds $5,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA
By: Conning, Inc., as Investment Manager

By: /s/ John Petchler
Name: John Petchler
Title: Director
We acknowledge that Senior Health Insurance Company of Pennsylvania holds $4,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

PRIMERICA LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ John Petchler
Name: John Petchler
Title: Director
We acknowledge that Primerica Life Insurance Company holds $2,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ John Petchler
Name: John Petchler
Title: Director
We acknowledge that American Health and Life Insurance Company holds $1,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
NATIONAL BENEFIT LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ John Petchler
Name: John Petchler
Title: Director
We acknowledge that National Benefit Life Insurance Company holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

TRITON INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ John Petchler
Name: John Petchler
Title: Director
We acknowledge that Triton Insurance Company holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

PHOENIX LIFE INSURANCE COMPANY

By: /s/ Christopher M. Wilkos
Name: Christopher M. Wilkos
Title: Vice President
We acknowledge that Phoenix Life Insurance Company holds $5,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

PHL VARIABLE INSURANCE COMPANY

By: /s/ Christopher M. Wilkos
Name: Christopher M. Wilkos
Title: Vice President
We acknowledge that PHL Variable Insurance Company holds $5,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President
We acknowledge that Farm Bureau Life Insurance Company holds $8,000,000.00 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager
We acknowledge that Southern Farm Bureau Life Insurance Company holds $6,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Agreement is hereby
accepted and agreed to as
of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

By: /s/ Victor Weber
Name: Victor Weber
Title: Senior Director – Investments
We acknowledge that Assurity Life Insurance Company holds $3,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Agreement is hereby
accepted and agreed to as
of the date thereof.

PAN‑AMERICAN LIFE INSURANCE COMPANY

By: /s/ Lisa Baudot
Name: Lisa Baudot
Title: Vice President, Securities
We acknowledge that Pan‑American Life Insurance Company holds $3,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fifth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.